INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2011
INTANGIBLE ASSETS
8.	INTANGIBLE ASSETS

Intangible assets and their related accumulated amortization as of December 31, 2010 and 2011 were as follows:

	As of December 31,
	2010	2011

Intangible assets not subject to amortization:
Trade names	15,849	18,655
Intangible assets subject to amortization:
Customer relationships	19,239	20,739
Contract backlogs	1,813	2,555
SAP certificate	18	19
System software	925	820
Completed technology	4,566	4,871
Non-compete agreement	-	970

	42,410	48,629

Less: Accumulated amortization
Customer relationships	(12,410)	(16,164)
Contract backlogs	(1,450)	(2,365)
SAP certificate	(18)	(19)
System software	(346)	(273)
Completed technology	(1,555)	(2,547)
Non-compete agreement	-	(459)

	(15,779)	(21,827)
Accumulated impairment loss of intangible assets	-	(8,552)

Intangible assets, net	26,631	18,250

Amortization expenses were US$3,860, US$6,309 and US$5,285 for years ended December 31, 2009, 2010 and 2011, respectively.  The Group expects to record amortization expenses of approximately US$2,256, US$1,406, US$409, US$282, US$152 and US$97 for each year of 2012, 2013, 2014, 2015, 2016 and thereafter, respectively.

Due to departures of the Company's previous chief executive officer of Agree and some of his team members, the Company performed an assessment of the carrying value of intangible assets as of September 30, 2011. Based on that assessment, the Company recorded an impairment loss of $8,552 associated with the acquired trade names, customer relationship and completed technology of Agree, Tansun, Harmonation, Vlife and Huawei due to management's estimation that the expected future cash flows associated with these assets were insufficient to recover their carrying values.